SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials

☐	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

Inventergy Global, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

INVENTERGY GLOBAL, INC.

900 E. Hamilton Avenue #180

Campbell, CA 95008

July __, 2015

To the Stockholders of Inventergy Global, Inc.:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of the Inventergy Global, Inc., a Delaware corporation (the “Company”), to be held at 10:00 a.m. Pacific Time on Wednesday, September 9, 2015, at the Company headquarters at 900 E. Hamilton Avenue, Suite 180, Campbell, California 95008 to consider and vote upon the following proposals:

1.	The election of one Class I director to the Company’s Board of Directors to serve until the 2018 Annual Meeting of Stockholders or until his successor is elected and qualified;

2.	The ratification of the appointment by the Board of Directors of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.	An amendment to Article IV of the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio of between one-for-two and one-for-ten with such ratio to be determined at the sole discretion of the Board of Directors and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board of Directors in its sole discretion;

4.	An amendment to the Inventergy Global, Inc. 2014 Stock Plan, as amended, to increase the number of shares authorized for issuance under the plan by 1,700,000 shares from 3,605,445 shares to 5,305,445 shares; and

5.	To undertake such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE FOR CLASS I DIRECTOR AND “FOR” EACH OF THE OTHER PROPOSALS TO BE SUBMITTED AT THE ANNUAL MEETING.

Pursuant to the provisions of the Company’s bylaws, as amended, the Board of Directors has fixed the close of business on July 13, 2015 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Accordingly, only stockholders of record at the close of business on the July 13, 2015 are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Please review in detail the attached notice and proxy statement, which are first being mailed to our stockholders on or about July __, 2015.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Annual Meeting in person, please follow the voting instructions on the enclosed proxy card to vote your shares. Granting a proxy will not limit your right to vote in person if you wish to attend the Annual Meeting and vote in person.

By Order of the Board of Directors,

/s/ Joseph W. Beyers
Joseph W. Beyers
Chairman of the Board and Chief Executive Officer

INVENTERGY GLOBAL, INC.

900 E. Hamilton Avenue #180

Campbell, CA 95008

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on September 9, 2015

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Inventergy Global, Inc. (the “Company”) for use at the 2015 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at 10:00 a.m. Pacific Time on Wednesday, September 9, 2015, at the Company headquarters at 900 E. Hamilton Avenue, Suite 180, Campbell, California 95008, for the following purposes:

1.	The election of one Class I director to the Company’s Board to serve until the 2018 Annual Meeting of Stockholders or until his successor is elected and qualified;

2.	The ratification of the appointment by the Board of Marcum LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.	An amendment to Article IV of the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split (the “Reverse Split”) of the Company’s common stock, par value $0.001 per share, at a ratio of between one-for-two and one-for-ten with such ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”);

4.	An amendment to the Inventergy Global, Inc. 2014 Stock Plan, as amended (the “Plan”), to increase the number of shares authorized for issuance under the Plan by 1,700,000 shares from 3,605,445 shares to 5,305,445 shares (the “Incentive Plan Proposal”); and

5.	To undertake such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

The Board unanimously recommends a vote “FOR” the election of the nominee for Class I director and “FOR” each of the other proposals submitted at the Annual Meeting.

Holders of record of our common stock, Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and Series B Convertible Preferred Stock (collectively, the “Voting Stock”) at the close of business on July 13, 2015 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one (1) vote, each share of Series A-1 Convertible Preferred Stock entitles the holder thereof to 1.4139 votes, each share of Series A-2 Convertible Preferred Stock entitles the holder thereof to 1.4139 votes, and each share of Series B Convertible Preferred Stock entitles the holder thereof to 403.5 votes. The holders of our shares of Voting Stock will vote as a group on each of the proposals.

Your vote is important, regardless of the number of shares you own. The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of the Voting Stock entitled to vote at the Annual Meeting, voting as one class, is required to elect the director nominee. The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Voting Stock entitled to vote at the Annual Meeting, voting as one class, is required to both ratify the appointment of the Auditor and to increase the number of shares authorized for issuance under the Plan. The affirmative vote of a majority of the Voting Stock that is issued and outstanding is required to approve the Reverse Split.

A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the principal executive offices of the Company for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being disseminated to stockholders on or about July __, 2015.

By Order of the Board of Directors,

/s/ Joseph W. Beyers
Joseph W. Beyers
Chairman of the Board and Chief Executive Officer

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF THE NOMINEE FOR CLASS I DIRECTOR AND EACH OF THE OTHER PROPOSALS.

THIS NOTICE, THE PROXY STATEMENT, OUR FORM OF PROXY CARD, OUR QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2015 AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2014 ARE AVAILABLE ON THE INTERNET AT: http://ir.inventergy.com/all-sec-filings.

PROXY STATEMENT

INVENTERGY GLOBAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

to be held at 10:00 a.m. Pacific Time on Wednesday, September 9, 2015

at the Company headquarters at 900 E. Hamilton Avenue, Suite 180, Campbell, California 95008

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which our Board of Directors (the “Board”) would like you, as a stockholder, to vote on at our 2015 Annual Meeting of Stockholders (the “Annual Meeting”), which will take place on Wednesday. September 9, 2015 at 10:00 a.m. Pacific Time, at the Company headquarters at 900 E. Hamilton Avenue, Suite 180, Campbell, California 95008.

This proxy statement also gives you information on these proposals so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about July __, 2015 to all stockholders of record entitled to vote at the Annual Meeting.

In this proxy statement, we refer to Inventergy Global, Inc. as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

These materials include:

•	This proxy statement for the Annual Meeting;

•	A proxy card along with voting instructions; and

•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (the “Annual Report”)

Who can vote at the Annual Meeting of stockholders?

Stockholders who owned shares of our common stock, par value $0.001 per share (“Common Stock”), Series A-1 Convertible Preferred Stock, par value $0.001 per share (“Series A-1 Preferred Stock”), Series A-2 Convertible Preferred Stock, par value $0.001 per share (“Series A-2 Preferred Stock”) and Series B Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”, and together with the Common Stock, Series A-1 Preferred Stock and Series A-2 Preferred Stock, the “Voting Stock”) on July 13, 2015 (the “Record Date”) may attend and vote at the Annual Meeting. There were ___ shares of Common Stock, ___ shares of Series A-1 Preferred Stock, ___ shares of Series A-2 Preferred Stock and ___ shares of Series B Preferred Stock outstanding on the Record Date.

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How many votes am I entitled to per share?

Each share of Common Stock entitles the holder thereof to one vote, each share of Series A-1 Convertible Preferred Stock entitles the holder thereof to 1.4139 votes, each share of Series A-2 Convertible Preferred Stock entitles the holder thereof to 1.4139 votes, and each share of Series B Convertible Preferred Stock entitles the holder thereof to 403.5 votes and all Voting Stock vote together as a single class. If all of our stockholders vote their Voting Stock as of the Record Date at the Annual Meeting there will be an aggregate of ______ votes cast at the Annual Meeting. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Principal Stockholders” on page 32 of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Joseph W. Beyers, our Chief Executive Officer and Chairman of the Board, and/or Wayne Sobon, our Senior Vice President, General Counsel and Secretary, as your representative at the Annual Meeting. By completing and returning the proxy card as described herein, you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote:

1.	To elect one Class I director to the Company’s Board to serve until the 2018 Annual Meeting of Stockholders or until his successor is elected and qualified;

2.	To ratify the appointment by the Board of Marcum LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.	An amendment to Article IV of the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split (the “Reverse Split”) of the Company’s Common Stock at a ratio of between one-for-two and one-for-ten with such ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”);

4.	An amendment to the Inventergy Global, Inc. 2014 Stock Plan, as amended (the “Plan”), to increase the number of shares authorized for issuance under the Plan by 1,700,000 shares from 3,605,445 shares to 5,305,445 shares (the “Incentive Plan Proposal”); and

5.	To undertake such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” the election of the nominee for Class I director and “FOR” each of the other proposals being put before our stockholders at the Annual Meeting.

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What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a “stockholder of record” who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Annual Meeting.

How do I vote?

(1)         You may vote by mail. You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the Annual Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of the proxies if a proposal comes up for a vote at the Annual Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	for the nominee for Class I director to serve on the Board;

•	to ratify the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

•	for the Reverse Split Proposal;

•	for the Incentive Plan Proposal; and

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•	according to the best judgment of either Mr. Beyers or Mr. Sobon if a proposal comes up for a vote at the Annual Meeting that is not on the proxy card.

(2)         You may vote in person at the Annual Meeting. We will pass out written ballots to anyone who wants to vote at the Annual Meeting. However, if you hold your shares in street name, you must bring to the Annual Meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	sending a written notice to Wayne Sobon, our corporate Secretary, stating that you would like to revoke your proxy of a particular date;

•	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting; or

•	attending the Annual Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Annual Meeting.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the proposals being placed before our stockholders. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

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Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the Class I directors and the Incentive Plan Proposal are “non-routine.” Thus, in tabulating the voting result for these two proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor and the Reverse Split Proposal are “routine” matters and therefore a broker may vote on these matters without instructions from the beneficial owner as long as instructions are not given.

How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the Voting Stock outstanding as of the Record Date must be present in person or represented by proxy. “Broker non-votes”, which are described above, and abstentions are counted for the purpose of determining the presence of a quorum.

How many votes are required to elect the nominee for Class I director of the Company?

In the election of the Class I director, the person receiving the highest number of affirmative votes voted by the Voting Stock at the Annual Meeting will be elected.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Voting Stock is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2015.

How many votes are required to approve the Reverse Split Proposal?

The affirmative vote of a majority of the issued and outstanding shares of Voting Stock entitled to vote at the Annual Meeting, voting as one class, is required for approval of the Reverse Split Proposal.

How many votes are required to approve the Incentive Plan Proposal?

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Voting Stock is required for approval of the Incentive Plan Proposal.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for the nominee for Class I director and a “for” vote for the other proposals being placed before our stockholders at the Annual Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

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Where do I find the voting results of the Meeting?

We will announce voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election at the Annual Meeting and then published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

You can contact our Secretary, Wayne Sobon, at (408) 389-3510 or by sending a letter to Mr. Sobon at offices of the Company at 900 E. Hamilton Avenue #180, Campbell, CA 95008 with any questions about proposals described in this proxy statement or how to execute your vote.

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THE ANNUAL MEETING

General

This proxy statement is being furnished to you, as a stockholder of Inventergy Global, Inc., as part of the solicitation of proxies by our Board for use at the Annual Meeting to be held on September 9, 2015, and any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held on at 10:00 a.m. Pacific Time on Wednesday, September 9, 2015, at the Company headquarters at 900 E. Hamilton Avenue, Suite 180, Campbell, California , or such other date, time and place to which the Annual Meeting may be adjourned or postponed. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

1.	To elect one Class I director to the Company’s Board to serve until the 2018 Annual Meeting of Stockholders or until his successor is elected and qualified;

2.	To ratify the appointment by the Board of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.	An amendment to Article IV of the Company’s Certificate of Incorporation to effect a Reverse Split of the Company’s Common Stock at a ratio of between one-for-two and one-for-ten with such ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion;

4.	An amendment to the Plan to increase the number of shares authorized for issuance under the Plan by 1,700,000 shares from 3,605,445 shares to 5,305,445 shares; and

5.	To undertake such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

Recommendations of the Board

After careful consideration, the Board has unanimously determined to recommend that stockholders vote (i) “FOR” the nominee for Class I director, (ii) “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, (iii) “FOR” the Reverse Split Proposal and (iv) “FOR” the Incentive Plan Proposal.

Record Date and Voting Power

Our Board fixed the close of business on July 13, 2015, as the Record Date for the determination of the outstanding shares of Voting Stock entitled to notice of, and to vote on, the matters presented at this Annual Meeting. As of the Record Date, there were ___ shares of Common Stock, ___ shares of Series A-1 Preferred Stock, ___ shares of Series A-2 Preferred Stock and ___ shares of Series B Preferred Stock outstanding. Each share of Common Stock entitles the holder thereof to one (1) vote, each share of Series A-1 Preferred Stock entitles the holder thereof to 1.4139 votes, each share of Series A-2 Preferred Stock entitles the holder thereof to 1.4139 votes, and each share of Series B Preferred Stock entitles the holder thereof to 403.5 votes and all Voting Stock vote together as a single class. Accordingly, a total of ________ votes may be cast at this Annual Meeting.

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Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the Voting Stock outstanding and entitled to vote at the Annual Meeting is represented in person or by proxy. Abstentions and broker non-votes will count as present for purposes of establishing a quorum.

In the election of the Class I director, the person receiving the highest number of affirmative votes at the Annual Meeting will be elected. Abstentions and broker non-votes will have no effect on this proposal.

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Voting Stock, voting as one class, is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2015. Abstentions will have no effect on this proposal. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares.

The Reverse Split Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Voting Stock, voting as one class, for approval of the Reverse Split Proposal. Abstentions will count as a vote against this proposal. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares.

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Voting Stock, voting as one class, is required for approval of the Incentive Plan Proposal. Abstentions and broker non-votes will have no effect on this proposal.

Voting

There are two ways to vote you shares:

•	You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

•	You can attend the Annual Meeting and vote in person. You will be given a ballot when you arrive.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with your proxies’ best judgment.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the Record Date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

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Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for the nominee or each proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of the nominee for Class I director, “FOR” the other proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact Wayne Sobon, Secretary of the Company, at (408) 389-3510.

Stockholders who hold their shares in “street name,” meaning that a broker or other nominee is the record holder, must either direct the record holder of their shares to vote their shares or obtain a proxy or voting instruction from the record holder to vote their shares at the Annual Meeting.

Expenses

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own Voting Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of Voting Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (Inventergy Global, Inc., 900 E. Hamilton Avenue #180, Campbell, CA 95008) either (i) a written notice of revocation bearing a date later than the date of such proxy, (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instruction of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of Voting Stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with photo identification at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of the Company as of the Record Date as acceptable proof of ownership.

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No Right of Appraisal

None of Delaware law, our Certificate of Incorporation or our bylaws, as amended (the “Bylaws”), provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Principal Offices

The principal executive offices of the Company are located at 900 E. Hamilton Avenue #180, Campbell, CA 95008. The Company’s telephone number at such address is (408) 389-3510.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE FOR CLASS I DIRECTOR AND “FOR” EACH OF THE OTHER PROPOSALS TO BE SUBMITTED AT THE MEETING.

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PROPOSAL 1

ELECTION OF DIRECTORS

Introduction

The Board has nominated the Robert A. Gordon to stand for election as Class I director at the Annual Meeting. Stockholders will be asked to elect Mr. Gordon who, if elected, will hold office until the 2018 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of Mr. Gordon.

We have been advised by Mr. Gordon that he is willing to be named as a nominee and is willing to continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person as nominee, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Board Qualifications

We believe that the skills, experiences and qualifications of Mr. Gordon provide our Board with the expertise and experience necessary to advance the interests of our stockholders. We believe Mr. Gordon is well-qualified to serve as a member of our Board due to his prior roles as president for Mobicel and ATEL Telefonia Inalambrica and director of eOn Communications Corporation, predecessor of the Company as described in more detail below in the section entitled “Directors, Executive Officers and Corporate Governance.” We further believe that Mr. Gordon is well-qualified to serve as a member of our Board due to his prior experience and work with our Board since our merger with eOn Communications Corporation that occurred on June 6, 2014 (the “Merger”).

Required Vote

In the election of the Class I director, the person receiving the highest number of affirmative votes cast by the Voting Stock at the Annual Meeting will be elected. Abstentions will have no effect on this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE FOR CLASS I DIRECTOR.

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PROPOSAL 2

RATIFICATION OF AUDITOR

On May 1, 2015, the Audit Committee of the Board appointed the firm of Marcum LLP to serve as our independent auditors for our fiscal year ending December 31, 2015. Stockholders will be asked to ratify the appointment of the Auditor to serve as our independent auditors. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent auditor for fiscal year 2016. The Auditor was originally engaged as our independent registered public accounting firm in connection with our Merger that resulted in us becoming a public company. The Auditor has audited all of our annual financial statements since our inception in January 2012 and the financial statements of our combined entity following the Merger. A representative of the Auditor is not expected to be present at the Annual Meeting.

The Audit Committee reviews and approves the audit and non-audit services to be provided by our independent registered public accounting firm during the year, considers the effect that performing those services might have on audit independence and approves management’s engagement of our independent registered public accounting firm to perform those services. The Audit Committee reserves the right to appoint a different independent registered public accounting firm at any time during the year if the Board and the Audit Committee believe that a change is in the best interest of the Company and our stockholders.

The aggregate fees billed for the fiscal years ended December 31, 2014 and December 31, 2013 for (i) professional services rendered by the principal accountant for the audit of its annual financial and review of financial statements included in Form 10-Q (“Audit Fees”), (ii) assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the financial statements and not reportable under Audit Fees (the “Audit Related Fees”) (iii) tax compliance, advice, and planning (“Tax Fees”), and (iv) other products or services provided (“Other Fees”) were:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Audit Fees	$99,780	$61,487
Audit Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-
Total	$99,780	$61,487

Our Audit Committee has determined that the services provided by the Auditor are compatible with maintaining the independence of the Auditor as our independent registered public accounting firm.

Required Vote

Ratification of the appointment by the Audit Committee of the Board of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Voting Stock.

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Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD OF THE AUDITOR AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

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Proposal 3

Reverse stock split proposal

Introduction

On July 7, 2015, the Board acted unanimously to adopt the Reverse Split Proposal to amend Article IV of our Certificate of Incorporation to effect a Reverse Split of our Common Stock at a ratio of between one-for-two and one-for-ten with such ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion. The Board is now asking you to approve this Reverse Split Proposal.

Effecting the Reverse Split requires that Article IV of our Certificate of Incorporation be amended to include a reference to the Reverse Split. If approved, the Reverse Split will be effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation, in the form attached to this proxy statement as Annex A (the “Certificate of Amendment”), with the Secretary of State of Delaware, with such filing to occur, if at all, at the sole discretion of the Board.

The intention of the Board in effecting the Reverse Split would be to increase the stock price of our Common Stock sufficiently above the $1.00 minimum bid price requirement that is required for continued listing on The Nasdaq Capital Market (“Nasdaq”) in order to regain compliance with Nasdaq listing requirements. The Board, in its sole discretion, can elect to abandon the Reverse Split in its entirety at any time.

One principal effect of the Reverse Stock Split would be to decrease the number of outstanding shares of our Common Stock (including the proportionate number of shares of Common Stock issuable upon conversion of our Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series B Preferred Stock) as described below. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders (whether such stockholders hold Common Stock or preferred stock) since each stockholder would hold the same percentage of our Common Stock (in hand or on an as converted basis) outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares would not be affected by the Reverse Split.

The table below sets forth the number of shares of our Common Stock outstanding before and after the Reverse Split based on ___ shares of Common Stock outstanding as of the Record Date. The table below also sets forth the number of shares of Common Stock issuable upon conversion of the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series B Preferred Stock before and after the Reverse Split based on ___ shares, ___ shares and ___ shares outstanding, respectively, as of the Record Date.

	Prior to the Reverse Split	Assuming a one-for- two Reverse Split	Assuming a one- for- five Reverse Split	Assuming a one- for- ten Reverse Split
Aggregate Number of Shares of Common Stock Outstanding
Aggregate Number of Shares of Common Stock Issuable upon Conversion of Series A-1 Preferred Stock Outstanding
Aggregate Number of Shares of Common Stock Issuable upon Conversion of Series A-2 Preferred Stock Outstanding
Aggregate Number of Shares of Common Stock Issuable upon Conversion of Series B Preferred Stock Outstanding

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Although the Reverse Split will not have any dilutive effect on our stockholders, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease because the Certificate of Amendment does not change the current authorized number of shares of Common Stock. The remaining authorized shares may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. We do not currently have any plans, proposals or arrangements to issue any of the newly available authorized shares for any purposes. In order to support our projected need for additional equity capital and to provide flexibility to raise the capital as necessary, our Board of Directors believes the number of shares of Common Stock we are authorized to issue should be maintained at 100,000,000.

The Reverse Split is not part of a broader plan to take us private.

Reasons for the Reverse Split; Nasdaq Requirements for Continued Listing

The Board’s primary objective in proposing the Reverse Split is to raise the per share trading price of our Common Stock. The Company’s Common Stock currently trades on Nasdaq under the symbol “INVT”. In order to maintain our listing on the Nasdaq it is required that our listed shares maintain a minimum bid price per share of at least $1.00.

On December 31, 2014, the Company received notice from The Nasdaq Stock Market indicating that, because the closing bid price for our Common Stock had fallen below $1.00 per share for 30 consecutive business days, the Company no longer complied with the minimum bid price requirement for continued listing on Nasdaq under Rule 5550(a)(2) of Nasdaq Marketplace Rules. Pursuant to Nasdaq Marketplace Rule 5810(c)(3)(A), the Company was provided an initial compliance period of 180 calendar days, or until June 29, 2015, to regain compliance with the minimum bid price requirement. For that initial compliance period, to regain compliance, the closing bid price of our Common Stock must have met or exceeded $1.00 per share for a minimum of 10 consecutive business days prior to June 29, 2015.

As disclosed in our Current Report on Form 8-K filed on July 1, 2015, we were notified by The Nasdaq Stock Market that we had been granted an additional 180-day period to regain compliance with the minimum bid price requirement. Now, to regain compliance, the closing bid price of our Common Stock must meet or exceed $1.00 per share for a minimum of 10 consecutive business days prior to December 28, 2015.

Our Board concluded that the liquidity and marketability of our Common Stock will be adversely affected if it is not quoted on a national securities exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our Common Stock. Our Board believes that current and prospective investors will view an investment in our Common Stock more favorably if our Common Stock remains quoted on Nasdaq.

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Our Board of Directors also has confidence that the Reverse Split and any resulting increase in the per share price of our Common Stock should enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock, although we have not been told by them that is the reason for not investing in our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.

We cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our Common Stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our Common Stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be able to maintain our listing on Nasdaq.

Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our Common Stock by up to factor of ten. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Common Stock will increase the market price of our Common Stock, we cannot assure you that the Reverse Split will increase the market price of our Common Stock by a multiple equal to the number of pre-split shares, or result in any permanent increase in the market price of our Common Stock, which is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our stock capitalization will be reduced, perhaps significantly.

The number of shares held by each individual holder of Common Stock would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing holders of Common Stock in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Effecting the Reverse Split

Upon receipt of stockholder approval for the Reverse Split Proposal, if our Board concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Split, the Certificate of Amendment will be filed with the Secretary of State of Delaware. The actual timing of the filing of the Certificate of Amendment with the Secretary of State of Delaware to effect the Reverse Split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Certificate of Amendment, without further action by our stockholders. In addition, our Board of Directors may deem it advisable to effect the Reverse Split even if the price of our Common Stock is above $1.00 at the time the Reverse Split is to be effected. The Reverse Split will be effective as of the date of filing with the Secretary of State of the State of Delaware (the “Effective Time”).

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Upon the filing of the Certificate of Amendment, without further action on our part or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock based on a Reverse Split ratio as determined by the Board. For example, if you presently hold 1,500 shares of our Common Stock, you would hold 750 shares of our Common Stock following the Reverse Split if the ratio is one-for-two or you would hold 150 shares of our Common Stock if the ratio is one-for-ten.

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Split is implemented, the number of shares our Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Common Stock owned by each stockholder will remain unchanged except for any de minimus change resulting from rounding up to the nearest number of whole shares so that we are not obligated to issue cash in lieu of any fractional shares that such stockholder would have received as a result of the Reverse Split. The number of shares of our Common Stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

	Prior to the Reverse Split	Assuming a one- for- two Reverse Split	Assuming a one- for- five Reverse Split	Assuming a one- for- ten Reverse Split
Warrants
Plan Options
Non-Plan Options
Convertible Debentures

Effect on Voting Rights of Preferred Stockholders

If the Reverse Split is implemented, the number of votes per share of our Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series B Preferred Stock will be adjusted proportionately as follows:

	Prior to the Reverse Split	Assuming a one- for- two Reverse Split	Assuming a one- for- five Reverse Split	Assuming a one- for- ten Reverse Split
Votes per share of Series A-1 Preferred Stock	1.4139	0.70695	0.28278	0.14139
Votes per share of Series A-2 Preferred Stock	1.4139	0.70695	0.28278	0.14139
Votes per share of Series B Preferred Stock	403.5	161.4	80.7	40.4

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Effect on Registration

Our Common Stock is currently registered under the Securities Act of 1933, as amended, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The proposed Reverse Split will not affect the registration of our Common Stock.

Fractional Shares; Exchange of Stock Certificates

Our Board does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Common Stock they hold of record before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of Common Stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of Common Stock following the Reverse Split, that stockholder will receive certificate representing 151 shares of Common Stock. No stockholders will receive cash in lieu of fractional shares.

As of the Record Date, we had ____ holders of record of our Common Stock (although we have significantly more beneficial holders). We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending the exchange agent (who will be the Company’s transfer agent) the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares electronically in book-entry form with our transfer agent.

Certain of our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

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Authorized Shares

If and when our Board elects to effect the Reverse Split, the Certificate of Amendment will concurrently therewith maintain the authorized number of shares of our Common Stock at 100,000,000 and preferred stock at 10,000,000. Accordingly, there will be no reduction in the number of authorized shares of our Common Stock in proportion to the Reverse Split ratio. As a result, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease and the additional authorized shares of Common Stock will be available for issuance at such times and for such purposes as our Board may deem advisable without further action by our stockholders, except as required by applicable laws and regulations.

In accordance with our Certificate of Incorporation and Delaware law, our shareholders do not have any preemptive rights to purchase or subscribe for any of our unissued or treasury shares.

Anti-Takeover and Dilutive Effects

Our purpose of maintaining our authorized Common Stock at 100,000,000 after the Reverse Split is to facilitate our ability to raise additional capital to support our operations, not to establish any barriers to a change of control or acquisition of our Company. The Common Stock that is authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Certificate of Amendment would give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued Common Stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

In addition, the issuance of additional shares of Common Stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding Common Stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in us. Holders of our Common Stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

Accounting Consequences

As of the Effective Time, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our Common Stock outstanding.

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Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our Common Stock. This summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law or persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Stock Split.

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the Common Stock received pursuant to the Reverse Split should equal the aggregate tax basis in the Common Stock surrendered and the holding period for the Common Stock received should include the holding period for the Common Stock surrendered.

Text of Proposed Certificate of Amendment; Effectiveness

The text of the proposed Certificate of Amendment is set forth in Annex A to this proxy statement. If and when effected by our Board, the Certificate of Amendment will become effective upon its filing with the Secretary of State of Delaware.

Required Vote

Approval of the Reverse Split Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Voting Stock voting as one class. Abstentions are considered present for purposes of establishing a quorum but will have the effect of a vote against the Reverse Split Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE Reverse Split PROPOSAL.

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PROPOSAL 4

Incentive plan PROPOSAL

Description of Proposal

On July 7, 2015, the Board (with the recommendation of the Compensation Committee) unanimously approved an amendment (the “Plan Amendment”) to the Plan, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Plan by 1,700,000 shares from 3,605,445 to 5,305,445.

The full text of the proposed Plan Amendment is set out in Annex B to this proxy statement. The text of the proposed Plan Amendment is subject to modification to include such changes as the Board deems necessary and advisable to affect the increase in the number of shares of Common Stock reserved and available for issuance under the Plan. Stockholders are being asked to approve the Plan Amendment.

The share numbers included in this Incentive Plan Proposal assume that the Company has not affected the Reverse Split.

General

The Plan provides for grants of stock options to employees, directors and consultants of the Company (and affiliates of the Company). The maximum number of shares of common stock currently reserved for the grant of awards under the Plan is 3,605,445, subject to adjustment as provided by the Plan. The Plan is administered by the Compensation Committee of our Board or by the full Board, which may determine, among other things, the (a) terms and conditions of any option or stock purchase right granted, including the exercise price and the vesting schedule, (b) persons who are to receive options and stock purchase rights and (c) the number of shares to be subject to each option and stock purchase right. As of the Record Date, 399,217 shares were available for future grants under the Plan. If the proposal for the Plan Amendment is approved, then the maximum number of shares of common stock reserved for grant of awards under the Plan will be 5,305,445, of which 2,099,217 will be available for future grants.

Reasons for the Plan Amendment

The purpose of our Plan is to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial achievements. Our Board believes that the number of shares of Common Stock subject to the Plan remaining available is insufficient to achieve the purpose of the Plan. Therefore, our Board believes the Plan Amendment is necessary to allow flexibility in granting awards to attract and retain key personnel and to provide a means for directors, officers, employees, consultants and advisors to acquire and maintain an interest in us, which interest may be measured by reference to the value of our Common Stock.

Effects of the Plan Amendment

As a result of the Plan Amendment, there will be an increase in the total number of shares of Common Stock reserved for issuance under the Plan. This will provide the Company with the ability to grant more awards than are currently available under the Plan to eligible recipients including employees, directors, consultants and advisors. The issuance in the future of awards under the Plan consisting of full value awards and options to purchase shares of Common Stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the holders of the currently outstanding shares of Common Stock. The effective increase in the number of authorized but unissued shares of Common Stock which may be issued as awards under the Plan may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company’s Certificate of Incorporation or Bylaws. Holders of the Common Stock have no preemptive or other subscription rights.

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Securities Authorized for Issuance Under Equity Compensation Plans as of December 31, 2014

	Number of securities
	to be issued upon	Weighted-average
	exercise of	exercise price of	Number of securities
	outstanding options,	outstanding options,	remaining available
Plan category	warrants and rights	warrants and rights	for future issuance

Equity compensation plan approved by security holders – 2014 Stock Plan	2,402,918	$2.59	689,529
Equity compensation plan approved by security holders and assumed in Merger – 1999 Equity Incentive Plan	15,000	$14.30	—
Total	2,417,918		689,529

Vote Required and Recommendation

The approval of the Plan Amendment will be made upon the affirmative vote of the majority of shares cast on the Incentive Plan Proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal. If the Incentive Plan Proposal is not approved by the stockholders, the Plan Amendment will not be effective and the proposal will not be implemented.

Recommendation of the Board

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE INCENTIVE PLAN PROPOSAL.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers as of July 7, 2015

Name	Age	Position	Class
Joseph W. Beyers	62	Chief Executive Officer and Director	III
John Niedermaier	58	Chief Financial Officer	N/A
Wayne Sobon	53	Senior Vice President, General Counsel and Secretary	N/A
Jon Rortveit	56	Senior Vice President, Acquisition and IP Licensing	N/A
Francis P. Barton	68	Director	III
W. Frank King	75	Director	II
Marshall Phelps, Jr.	70	Director	II
Robert A. Gordon	64	Director	I

Joseph W. Beyers. Mr. Beyers has served as the Chairman of the Board and Chief Executive Officer of the Company since June 6, 2014. Prior to his appointment, Mr. Beyers served as the Chairman of the Board and Chief Executive Officer of Inventergy, Inc. (sometime in this section referred to as “Inventergy”) since February 2013 (and of Inventergy LLC from January 2012 until it converted to Inventergy Inc. in February 2013). Since November 2011, Mr. Beyers has been the chairman of Silicon Turbine Systems, Inc., an alternative energy developer. From September 2009 to November 2011, Mr. Beyers was the founding chairman and chief executive officer of Ambature LLC, a developer of technologies to improve the efficiency of electrical energy generation, distribution and usage. For the 34 years until August 2009 Mr. Beyers served in various positions at Hewlett-Packard Company. From January 2003 to August 2009, Mr. Beyers was vice president of intellectual property licensing at the Hewlett-Packard where he was responsible for patent licensing, technology licensing, brand licensing, standards based licensing and patent sales and acquisitions for the entity as well as a key driver of IP strategy. His initial position was as an engineer on operating system design and lead inventor of the world’s first 32-bit computer chip. He then led mergers and acquisitions and technology partnership activities for Hewlett-Packard followed by a lead role in corporate strategy. Mr. Beyers was also previously the head of a number of the Hewlett Packard worldwide product businesses. Mr. Beyers holds both an M.S. in Electrical Engineering and a B.S. in Computer Engineering from the University of Illinois. He received the Distinguished Alumni Award from the University of Illinois in 2007.

John Niedermaier. Mr. Niedermaier has served as Chief Financial Officer since April 20, 2015. Mr. Niedermaier is currently a senior Chief Financial Officer with The Brenner Group, a position he has held since October 2014. He currently also serves as Chief Financial Officer of Pristine Sun, LLC on a contract basis. Prior to his employment with The Brenner Group, Mr. Niedermaier served as Chief Financial Officer of PureWave Networks, Inc., a wireless technology company, from November 2013 to July 2014. Prior to PureWave Networks, Inc., Mr. Niedermaier worked as the Chief Financial Officer at Neato Robotics, Inc. from April 2012 through March 2013 and at Tigo Energy, Inc. from April 2011 through April 2012. From 2002 through 2010, Mr. Niedermaier worked at ADC Telecommunications, Inc., and had the title of Vice President, GM immediately prior to his departure. Mr. Niedermaier began his career at KPMG. Mr. Niedermaier holds a B.S. in Business Administration and Accounting from Wayne State University.

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Wayne P. Sobon. Mr. Sobon has served as the Company’s Senior Vice President, General Counsel since June 6, 2014. Prior to his appointment, Mr. Sobon served as Inventergy, Inc.’s Vice President, General Counsel beginning on January 2013. From February 2011 until January 2013, he served as Vice President, Chief IP Counsel for Rambus, Inc., a technology research and development and licensing company. From August 2000 to February 2011, Mr. Sobon was the Associate General Counsel and Chief IP Counsel of Accenture, Inc. (formerly Anderson Consulting), a provider of management consulting, systems integration and technology, and outsourcing services. Prior to joining Accenture, Inc., Mr. Sobon was a partner at Gray Cary Ware & Freidenrich (now DLA Piper) from March 1999 to August 2000. Mr. Sobon holds a B.S. in Physics (with honors) and a B.A. in German Studies from Stanford University. He is a graduate of the University of California, Berkeley, where he received his J.D. (Order of the Coif from Boalt Hall School of Law (now Berkeley Law School)) and M.B.A. (with the Haas Academic Achievement Award for highest achievement from the Haas School of Business). Mr. Sobon is a registered patent attorney with the U.S. Patent & Trademark Office (the “USPTO”), a member of the California State Bar, the immediate past President and former board member of the American Intellectual Property Law Association and an executive committee member and former board member of the Association of Corporate Patent Counsel. He is currently serving in his second three-year term as an appointee by the Secretary of Commerce on the USPTO’s Patent Public Advisory Committee, advising the USPTO on matters of patent administration, regulation and fee setting.

Jon Rortveit. Mr. Rortveit has served as Senior Vice President, Acquisition and IP Licensing for the Company since June 6, 2014. Mr. Rortveit served as Vice President, Acquisition and IP Licensing for Inventergy, Inc. beginning in January 2013. From 2005 through 2012 he served as the chief executive officer of Tynax, Inc., a global patent broker. His previous experience includes serving as a venture partner with EuroUS Ventures, a later-stage venture capital firm; serving as chief executive officer of IBA, Inc., a consulting firm which he founded and sold; and serving as vice president of marketing and president of U.S. operations for DAVIS A/S, a leading market maker for Texas Instruments’ DLP technology. Mr. Rortveit holds an MBA from Warwick Business School and currently serves as an MBA student mentor at the Warwick Business School. In addition, Mr. Rortveit serves as a board member of China International Intellectual Property Services, a Hong Kong-based provider of IP services, a board supervisor for the Nansha International Science Park (a Guangzhou company) and advisor to CEO Clubs China.

Francis P. Barton. Mr. Barton was appointed to the Company’s Board on June 6, 2014. Mr. Barton was appointed to Inventergy, Inc.’s Board on December 16, 2013. From 2008 to present, Mr. Barton served as Chief Executive Officer in the consulting firm Barton Business Consulting LLC., a management consulting firm. Prior to this, Mr. Barton served as the Executive Vice President and Chief Financial Officer of UTStarcom, Inc., a provider of IP-based telecommunications infrastructure products, from 2005 through 2008 and as a director from 2006 through 2008. From 2003 to 2005, Mr. Barton was Executive Vice President and Chief Financial Officer of Atmel Corporation, a developer and supplier of microcontrollers. From 2001 to 2003, Mr. Barton was Executive Vice President and Chief Financial Officer of Broadvision Inc., an e-business software solutions provider. From 1998 to 2001, Mr. Barton was Senior Vice President and Chief Financial Officer of Advanced Micro Devices, Inc. (“AMD”), a semiconductor company. From 1996 to 1998, Mr. Barton was Vice President and Chief Financial Officer of Amdahl Corporation, a producer of IBM compatible mainframe systems. From 1974 to 1996, Mr. Barton worked at Digital Equipment Corporation, a producer of information processing solutions, beginning his career as a financial analyst and moving his way up through various financial roles to Vice President and Chief Financial Officer of Digital Equipment Corporation's (“DEC’s”) Personal Computer Division. Mr. Barton holds a B.S. in Interdisciplinary Studies with a concentration in Chemical Engineering from Worcester Polytechnic Institute and an M.B.A. with a focus in finance from Northeastern University. Since August 2012, Mr. Barton has served on the board of directors of Aemetis, Inc., an international renewal fuels and specialty chemical company. Mr. Barton also serves on the board of directors of SoSo Cards, Inc., a social media company, and the board of Etubics, Inc., a biotech company. Previously, Mr. Barton served on the board of directors of ON Semiconductor, a developer of energy efficient electronics, from 2008 to 2011.

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W. Frank King, became a director of the Company in 1998. Mr. King was a director of Concero, a software integration consulting firm, and was its President and Chief Executive Officer from 1992 to 1998. Dr. King earned a Ph.D. from Princeton University, an M.S. from Stanford University and a B.S. from the University of Florida.

Marshall Phelps, Jr. Mr. Phelps has served as a member of the board of directors the Company since June 6, 2014. Prior to his appointment, Mr. Phelps served as a director of Inventergy, Inc. since May 10, 2013. Mr. Phelps is also the Chairman of ipCreate, Inc. an invention on demand company. From 2012 to 2014, he served as chief executive officer and a member of the board of directors at Article One Partners, Inc., a venture-funded online prior art search community. From 2002 to 2010, Mr. Phelps served as corporate vice president and deputy general counsel for intellectual property and licensing at Microsoft Corporation. In 2001, he was a founding partner of Intellectual Ventures, a worldwide acquirer of patents. His prior experience includes serving as corporate vice president at IBM in the 1990s, responsible for overseeing standards, telecommunications policy, industry relations, licensing, intellectual property law and management of a worldwide intellectual property portfolio. While at IBM, he also served as director of government relations in Washington and as vice president of Asia Pacific operations in Tokyo. Mr. Phelps holds a B.A. and DH.L. from Muskingum University, an M.S. from Stanford Graduate School of Business and a J.D. from Cornell University Law School. He is co-author of the book, “Burning the Ships: Transforming Your Company's Culture Through Intellectual Property Strategy”, published in 2009. Mr. Phelps has taught IP strategy at business, law or engineering schools at Duke, Cornell, UNC, Berkeley and in Japan.  In 2006, Mr. Phelps was inducted into the IAM’s IP Hall of Fame. Mr. Phelps also serves on the Board of Directors of Inside IPXI, a financial exchange for licensing and trading IP rights.

Robert A. Gordon, became a director of the Company in 2011. Mr. Gordon started his Arizona-based business telecom systems design, manufacturing and distribution consulting business, R. Gordon & Associates, Inc., in 1991. In 1997, Mr. Gordon founded and became president of Mobicel Systems, Inc., a corporation that designs and markets small business wireless enterprise communications systems. Mr. Gordon has served as president of ATEL Telefonia Inalambrica, S.A. of Guatemala, a provider of rural telephony service, since 2000. Mr. Gordon is also a director of Cortelco Systems Puerto Rico, a company that provides installation and services of business telecom, data, and network security solutions throughout Puerto Rico. Mr. Gordon earned a B.S. in Engineering Technology (cum laude) from the University of Central Florida in 1983.

Board Qualifications

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. While the Corporate Governance and Nominations Committee of our Board does not have any specific, minimum qualifications that must be met by each of our directors, it uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described herein, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

We believe Mr. Beyers is well-qualified to serve as a member of our board of directors due to his many years of service at various senior executive functions within Hewlett-Packard, and his roles and experience with his other founded companies.

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We believe Mr. Barton is well-qualified to serve as a member of our board of directors due to his many years of service on the boards of other publicly traded companies, and his role as Chief Financial Officer for AMD, Atmel and DEC’s Personal Computer Division.

We believe Mr. King is well-qualified to serve as a member of our board of directors due to his prior roles as director for Concero and eOn Communications Corporation, predecessor of the Company.

We believe Mr. Phelps is well-qualified to serve as a member of our board of directors due to his senior roles managing the IP functions of IBM and Microsoft, and his current role at ipCreate.

We believe Mr. Gordon is well-qualified to serve as a member of our board of directors due to his prior roles as president for Mobicel and ATEL Telefonia Inalambrica and director of eOn Communications Corporation, predecessor of the Company.

Corporate Governance

Classes of Directors

The Board of Directors is divided into three classes designated Class I, Class II, and Class III. A single class of directors is elected each year at the annual meeting. Robert A. Gordon is a Class I director with a term expiring at this Annual Meeting; W. Frank King and Marshall Phelps, Jr. are Class II directors with terms expiring in 2016; and Joseph W. Beyers and Francis P. Barton are Class III directors with terms expiring in 2017.

Director Independence

The board of directors has determined that Francis P. Barton, Robert A. Gordon, Marshall Phelps, Jr. and W. Frank King are “independent directors” as defined in Rule 5605 of the Listing Rules of The Nasdaq Capital Market. Independent directors are free of any relationship that, in the opinion of the Board, may interfere with such member’s individual exercise of independent judgment in evaluating transactions contemplated by the Company.

Meetings and Committees of the Board of Directors

The Board as constituted following the Merger met on two occasions during the fiscal year ended December 31, 2014. Each of the members of the Board attended at least 75% of the meetings held by the Board following the Merger during the time such directors served as a member of the Board. There are three committees of the Board: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each committee has a charter which will be reviewed on an annual basis by the members of such committee. A current copy of each committee charter is available to stockholders on the Company’s website at http://ir.inventergy.com/governance-docs.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and Nasdaq Listing Rules. The audit committee will be at all times composed of exclusively independent directors who are “financially literate,” meaning they are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, the committee will have at least one member who qualifies as an “audit committee financial expert” as defined in rules and regulations of the SEC.

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The principal duties and responsibilities of the Company’s audit committee are to appoint the Company’s independent auditors, oversee the quality and integrity of the Company’s financial reporting and the audit of the Company’s financial statements by its independent auditors and in fulfilling its obligations, the Company’s audit committee will review with the Company’s management and independent auditors the scope and result of the annual audit, the auditors’ independence and the Company’s accounting policies.

The audit committee will be required to report regularly to the Company’s board of directors to discuss any issues that arise with respect to the quality or integrity of the Company’s financial statements, its compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function.

The members of the audit committee are Francis P. Barton (Chairman), W. Frank King and Robert A. Gordon. Our Board has determined that Mr. Barton qualifies as an audit committee financial expert as defined by SEC rules, based on his education, experience and background. Please see Mr. Barton’s biographical information above for a description of his relevant experience.

The Audit Committee met on four occasions following the Merger during the fiscal year ended December 31, 2014. Each of the members of the Audit Committee attended at least 75% of the meetings held by the Audit Committee during the time such directors served as a member of the committee.

Compensation Committee

The compensation committee will be at all times composed of exclusively independent directors. Among other functions, the compensation committee will oversee the compensation of the Company’s chief executive officer and other executive officers and senior management, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites and administers any such plans or programs as required by the terms thereof. The compensation committee has the authority to directly engage, at our expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of employee, executive and director compensation.

The members of the compensation committee are W. Frank King (Chairman), Francis P. Barton and Robert A. Gordon.

The Compensation Committee met on one occasion following the Merger during the fiscal year ended December 31, 2014. Each of the members of the Compensation Committee attended the meeting.

Compensation Committee Interlocks and Insider Participation

The members of the compensation committee are Messrs. King, Phelps and Barton, none of whom have been an officer or employee of the Company.  None of such individuals has had any relationships with the Company of the type that is required to be disclosed under Item 404 of Regulation S-K. None of the executive officers of the Company has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who will serve on the Company’s board of directors.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee will be at all times composed of exclusively independent directors. The principal duties and responsibilities of the Company’s nominating and corporate governance committee is to identify qualified individuals to become board members, recommend to the board of directors individuals to be designated as nominees for election as directors at the annual meetings of stockholders, and develop and recommend to the board of directors the Company’s corporate governance guidelines.

The Board believes that all of its directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board also believes that its directors should ideally reflect a mix of experience and other qualifications. There is no firm requirement of minimum qualifications or skills that candidates must possess. The corporate governance and nominations committee evaluates director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, risk management skills, and, for incumbent directors, his or her past performance. While neither the Board nor the corporate governance and nominations committee has adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board, it is our goal to have a balanced Board, with members whose skills, background and experience are complimentary and, together, cover the variety of areas that impact our business.

The nominating and corporate governance committee will consider director nominees recommended by security holders that are properly received in accordance with applicable rules and regulations of the SEC and the Company’s bylaws, as amended. To recommend a nominee please write to the nominating and corporate governance committee c/o W. Frank King, Inventergy Global, Inc., 900 E. Hamilton Avenue #180 Campbell CA 95008. The nominating and corporate governance committee has not yet established nomination criteria by which board candidates recommended by security holders are to be evaluated. Due to the size of our Company and the Board, the nominating and corporate governance committee does not believe that such a policy is necessary.

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The members of the nominating and corporate governance committee are W. Frank King (Chairman), Francis P. Barton and Marshall Phelps, Jr.

The nominating and corporate governance committee did not meet during the fiscal year ended December 31, 2014 following the Merger.

The nominee up for election at the Annual Meeting was recommended to the Board by the nominating and corporate governance committee.

Code of Business Conduct and Ethics

The Company adopted its amended and restated code of ethics on June 6, 2014. The code of ethics can be found on our website at www.inventergy.com. Any amendment to and waivers from the code of ethics with respect to the Company’s Chief Executive Officer or Chief Financial Officer will be posted on the Company’s website.

Executive Compensation

Summary Compensation Table

The following table sets forth the compensation from January 1, 2013 through December 31, 2014. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)	Non Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Joseph W. Beyers	2014	315,000	-	-		-	-	-	-	315,000
Chairman & Chief Executive Officer	2013	202,125	99,250	-		-	-	-	-	301,375
Wayne P. Sobon	2014	262,500	18,750	-		-	-	-	-	281,250
Senior Vice President and General Counsel	2013	168,438	56,250	692,119	(1)	-	-	-	-	916,807
Jon Rortveit	2014	243,750	18,150	-		-	-	-	-	261,900
Senior Vice President, IP Acquisitions and Licensing	2013	156,406	54,375	645,977	(2)	-	-	-	-	856,758
Stephen B. Huang,	2014	113,077				881,157	-	-	14,000	1,008,234
Chief Financial Officer (3)(4)	2013	-	-	-		-	-	-	-	-

(1) Represents restricted stock award of 2,120,851 shares originally granted/awarded on February 2, 2013 as a non-employee, and later modified when converted to an employee on May 10, 2013 with the fair value of $692,119.

(2) Represents restricted stock award of 1,979,460 shares originally granted/awarded on February 2, 2013 as a non-employee, and later modified when converted to an employee on May 10, 2013 with the fair value of $645,977.

(3) Mr. Huang’s became Chief Financial Officer of the Company effective June 9, 2014. The fair value of $881,157 represents the 424,170 nonqualified stock options granted on May 20, 2014.

(4) As of April 20, 2015, Mr. Huang is no longer employed by the Company.

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Employment Agreements

Joseph W. Beyers

Pursuant to letter agreements effective on or about May 10, 2013, Inventergy entered into an agreement for the employment of Joseph W. Beyers with the title of Chairman and Chief Executive Officer of Inventergy as an “at will” employee. Pursuant to the letter agreement, Mr. Beyers received an initial signing bonus of $99,250 payable upon consummation of the sale of the Series A-1 Preferred Stock and Series A-2 Preferred Stock (collectively, the “Series A Preferred Stock”) in May 2013. In addition he was entitled to a starting salary of $315,000 per annum, payable monthly, which salary will increase to $420,000 per annum, payable monthly, upon completion of the Next Round of Financing (defined as the sale of equity or debt securities occurring 90 days or more after the effective date and from which Inventergy receives gross proceeds of not less than $10 million) provided Inventergy’s board of directors determines that such an increase complies with all limitations imposed on Inventergy pursuant to the terms and conditions of the Series A Preferred Stock (the “Approved Milestone”).

In addition, Mr. Beyers is also entitled to a lump-sum cash bonus upon the earlier to occur of the Approved Milestone or a Change in Control (as defined) (the “Trigger Date”) equal to one-third of his then effective monthly base rate multiplied by the number of months or fraction (not to exceed 12 months) of full time employment since the effective date of the agreement (“Lump Sum Cash Bonus”). For purposes of the agreement, Change in Control means (a) consummation of a merger or consolidation of Inventergy with or into another entity or (b) dissolution, liquidation or winding up of Inventergy; provided, however, a merger or consolidation will not constitute a change in control if immediately thereafter a majority of the voting power of the capital stock of the continuing or surviving entity will be owned by Inventergy’s stockholders immediately prior thereof in substantially the same proportions as their ownership of the voting power of Inventergy’s capital stock immediately prior to the merger or consolidation. In the event Inventergy terminates Mr. Beyer’s employment without “cause” or the executive terminates the agreement for “good reason” as such terms are defined in the agreement, Inventergy will be required (a) to pay monthly base salary for three months if the termination occurs prior to June 1, 2014 and six months if the termination occurs on or following June 1, 2014 and (b) if the termination occurs prior to the Trigger Date, to pay the incentive bonus to the extent the board of directors determines the payment complies with all limitations imposed on Inventergy pursuant to the terms of the Series A Preferred Stock. To date, the board of directors has not considered any such potential salary increase or Lump Sum Cash Bonus payment.

Mr. Beyers is also entitled to participate in company-sponsored benefits.  The letter agreement also requires the employee to execute Inventergy’s standard Proprietary Information and Inventions Agreement.

Wayne P. Sobon

Mr. Sobon’s letter agreement, dated May 9, 2013, provides terms similar to those of Mr. Beyer’s agreement except that he serves as Inventergy’s Senior Vice President and General Counsel at an initial starting salary of $262,500 per annum, payable monthly, increasing to $350,000 upon the Approved Milestone, along with his own Lump-Sum Cash Bonus. Mr. Sobon received an initial signing bonus of $56,250 in 2013 with an additional signing bonus of $18,750 in 2014. To date, the board of directors has not considered any such potential salary increase or Lump Sum Cash Bonus payment.

Jon Rortveit

Mr. Rortveit’s letter agreement, dated May 9, 2013, provides terms similar to those of Mr. Beyer’s agreement except that he serves as Inventergy’s Senior Vice President, IP Acquisitions and Licensing, at an initial starting salary of $243,750 per annum, payable monthly, increasing to $325,000 upon the Approved Milestone along with his own Lump-Sum Cash Bonus. Mr. Rortveit received an initial signing bonus of $54,375 in 2013 with an additional signing bonus of $18,150 in 2014. To date, the board of directors has not considered any such potential salary increase or Lump Sum Cash Bonus payment.

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Stephen B. Huang

Pursuant to a letter agreement effective as of June 9, 2014 (the “Huang Agreement”), the Company entered into an agreement for the employment of Stephen B. Huang as Chief Financial Officer. Pursuant to the Huang Agreement, he was entitled to a salary of $200,000 per annum, payable semi-monthly, which salary was to increase to $235,000 per annum, payable semi-monthly, at the later of (a) the Company raising gross proceeds of $20 million or more in the public markets; or (b) the Company receiving an aggregate of $5 million gross revenue from the licensing of any patent portfolio calculated as set forth in the Huang Agreement. Effective May 19, 2014, Mr. Huang received a grant of 424,170 nonqualified stock options with an exercise price of $3.04 per share, such options of Inventergy (which were converted into options of the Company) vesting over a three year period.

In the event the Company terminated Mr. Huang’s employment "without cause” or Mr. Huang resigned for “good reason” as such terms are defined in the Huang Agreement, the Company would be required to pay monthly base salary for three months and 50% of all unvested options would vest immediately. Mr. Huang was also entitled to participate in company-sponsored benefit plans available to all employees. The Huang Agreement also required the Mr. Huang execute the Company’s standard Proprietary Information and Inventions Agreement. As of April 20, 2015, Mr. Huang is no longer employed by the Company.

Outstanding Equity Awards

The following table sets forth information concerning the outstanding equity awards of each of the named executive officers as of December 31, 2014:

	Option Awards					Stock Awards
Name and Principal Position	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Joseph W. Beyers Chairman & Chief Executive Officer	-	-	-	n/a	n/a	2,753,569	1,927,498	-	-
Wayne P. Sobon Senior Vice President and General Counsel	-	-	-	n/a	n/a	826,071	578,250	-	-
Jon Rortveit Senior Vice President, IP Acquisitions and Licensing	-	-	-	n/a	n/a	770,998	539,699	-	-
Stephen B. Huang, Chief Financial Officer	70,695	49,487	353,475	3.0412	5/20/2024	-	-	-	-

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Compensation of Directors

The following table sets forth information concerning the compensation of directors for the fiscal year ended December 31, 2014:

Name	Fees earned or paid in cash ($)	Stock awards	Bonus	Option Awards ($)	All Other Compensation	Total ($)
Francis P. Barton (1)	80,000	-	-	-	-	80,000
Robert A. Gordon (2)	19,833	-	-	16,903	-	36,736
William Frank King (3)	25,500	-	-	50,354	-	75,854
Robb Knie (4)	41,667	-	-	-	200,000	241,667
Marshall Phelps, Jr.	35,000	-	-	-	-	35,000

(1)	Mr. Barton received $35,000 base compensation and $45,000 as Chair of the Board and Audit Committee.

(2)	Mr. Gordon received pro rata $35,000 base compensation since the Merger.

(3)	Mr. King received $35,000 base compensation and $10,000 per annum as Chair of Compensation Committee since the Merger.

(4)	Mr. Knie resigned from his position as a director on October 24, 2014. Mr. Knie received pro rata $35,000 base compensation and a separate $200,000 consulting engagement with regard to the Merger.

(5)	Mr. Phelps received $35,000 base compensation.

Compliance With Section 16 (a) of the Exchange Act

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent beneficial owners are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that during the year ended December 31, 2014 the following forms were not filed on a timely basis:

Robert A. Gordon, a director of the Company, failed to file one Form 4 relating to one transaction in a timely manner.

W. Frank King, a director of the Company, failed to file one Form 4 relating to one transaction in a timely manner.

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OTHER INFORMATION

Principal Stockholders

The following table sets forth the total number of shares owned beneficially by our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares, as of July 6, 2015. The stockholders listed below have direct ownership of their shares and possesses sole voting and dispositive power with respect to the shares.

Beneficial Ownership
Entity/Person	Series A Preferred Stock	% of Class (10)	Series B Preferred Stock	% of Class (10)	Common Stock		% of Class (10)	% of Voting Stock (10)
Hudson Bay Capital Management, L.P. (1)	4	—%	865	78.49%	2,165,912	(2)	5.63%	*
Empery Asset Master Ltd. (3)	142,000	37.99%	200	18.15%	1,861,040		5.03%	*
Alpha Capital Anstalt (4)	212,464	56.84%	—	—	481,779		1.31%	1.95%
Robert A. Gordon (5)	—	—	—	—	34,162		*	*
W. Frank King (5)(6)	—	—	—	—	47,600		*	*
Joseph W. Beyers (7)	—	—	—	—	6,933,417		19.10%	18.60%
Wayne Sobon (8)	—	—	—	—	2,116,122		5.83%	5.68%
Jon Rortveit (8)	—	—	—	—	1,981,960		5.46%	5.32%
Francis P. Barton	—	—	—	—	296,919		*	*
Marshal Phelps, Jr. (9)	—	—	—	—	234,331		*	*
John Niedermaier	—	—	—	—	—		—	—
All directors and executive officers as a group (8 persons)					11,644,511		32.08%	30.26%

*less than 1%

(1) Includes 2 shares of Series A-1 Preferred Stock and 2 shares of Series A-2 Preferred Stock. Hudson Bay Capital Management, L.P., which serves as the investment manager to Hudson Bay IP Opportunities Master Fund, L.P., in whose name the reported securities are held, may be deemed to be the beneficial owner of all shares of Common Stock underlying the convertible preferred stock and warrants held by Hudson Bay IP Opportunities Master Fund, L.P. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of the Investment Manager. Mr. Gerber disclaims beneficial ownership of these securities. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. The address for such stockholder is 777 Third Ave., 30th Floor, New York, NY  10017.

(2) Assumes the exercise and/or conversion of the (i) Series A Preferred Stock, which are convertible into an aggregate of 6 shares of common stock, (ii) Series B Preferred Stock, which are convertible into 1,880,435 shares of common stock, and (iii) warrants to purchase 285,472 shares of common stock.. Certain of the securities held by the stockholder (the “Reported Securities”) are subject to a 4.99% blocker and certain of the Reported Securities are subject to a 9.99% blocker (the "Blockers"). Pursuant to the terms of the Reported Securities, the Reporting Persons cannot convert or exercise, as applicable, any of the Reported Securities if the Reporting Persons would beneficially own, after any such conversion or exercise, more than 4.99% or 9.99%, as applicable, of the outstanding shares of Common Stock. Consequently, at this time, the Reporting Persons are not able to convert or exercise all of such Reported Securities due to the Blockers.

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(3) Empery Asset Management, LP, the authorized agent of Empery Asset Master Ltd ("EAM") has discretionary authority to vote and dispose of the securities held by EAM and may be deemed to be the beneficial owner of these securities. Martin Hoe and Ryan Lane, in their capacity as investment managers of Empery Asset Management LP, may also be deemed to have investment discretion and voting power over the securities held by EAM. Empery Tax Efficient, LP (“ETE”) Mr. Hoe and Mr. Lane each disclaim beneficial ownership of these securities. EAM holds (i) 200 shares of Series B Preferred Stock, which are convertible into 434,783 shares of Common Stock, (ii) warrants to purchase 50,977 shares of Common Stock, (iii) 142,000 shares of Series A-2 Preferred Stock convertible into an aggregate of 200,774 shares of Common Stock, and (iv) 1,174,506 shares of Common Stock (held by EAM, ETE and/or Empery Tax Efficient II, LP). The ownership of Common Stock reflects solely the shares to be acquired upon conversion and/or exercise of the preferred stock and warrants held by the stockholder. The address of the EAM is c/o Empery Asset Management, LP, One Rockefeller Plaza, Suite 1205, New York, NY 10020.

(4) Consists of (i) 212,464 shares of Series A-1 Preferred Stock, which are convertible into an aggregate of 300,403 shares of Common Stock; (ii) warrants to purchase 125,000 shares of Common Stock; and (iii) 56,376 shares of restricted Common Stock. The ownership of Common Stock reflects solely the shares to be acquired upon conversion and/or exercise of the preferred stock and warrants held by the stockholder. Assumes the Series A Preferred Stock are converted in full. Mr. Konrad Ackermann is the Director of the investor. The address of Mr. Ackermann and the investor is Pradafant 7, Vaduz LI-9490 Liechtenstein.

(5) The principal address of the stockholders is: c/o Inventergy Global, Inc., 900 E. Hamilton Avenue #180 Campbell CA 95008.

(6) Consists of 1,000 shares of Common Stock held directly and 8,000 shares of Common Stock issuable pursuant to options.

(7) Of such shares (a) an aggregate of 5,802,297 shares of Common Stock are owned directly by Mr. Beyers (1,412,132 of which are subject to repurchase by the Company at par value prior to vesting in accordance with specified milestones and are subject to the Company’s right of first refusal pursuant to the terms of an Amended and Restated Stock Restriction Agreement dated May 9, 2013 (the “Stock Restriction Agreement”)); (b) 706,950 shares of Common Stock are owned by Mr. Beyers indirectly through the Monte Securities Trust, a revocable trust; and (c) an aggregate of 424,170 shares of Common Stock are owned indirectly through Montalvo Investments, LLC, an entity controlled by Mr. Beyers but as to which he disclaims beneficial ownership as to 321,097 shares of Common Stock (25,344 of which shares of Common Stock are subject to repurchase by the Company at par value and subject to the Company’s right of first refusal pursuant to the Stock Restriction Agreement).

(8) Such shares of Common Stock were originally issued by the Company pursuant to non-plan stock grants dated February 5, 2013, subject to forfeiture to the Company upon the termination of the grantee’s service before the shares have vested. With respect to 50% of such shares, 20% thereof vested immediately upon grant and a portion of the remaining shares vest annually over a three year period. With respect to the remaining 50% of the shares, the forfeiture condition lapses and the shares vest upon achieving specified milestones, including repayment of certain senior secured notes, certain licensing stages are completed and upon acquisitions of additional patent portfolios. All such shares are held in escrow by the Company and subject to a right of first refusal in the event of a proposed sale or transfer.

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(9) Such shares of Common Stock were originally issued by the Company pursuant to non-plan stock grants dated February 5, 2013, subject to forfeiture to the Company upon the termination of the grantee’s service before the shares have vested. With respect to 50% of such shares, 40% thereof vested immediately upon grant and the remaining shares vest annually over a two year period. With respect to the remaining 50% of the shares, the forfeiture condition lapses and the shares vest upon achieving specified milestones, including repayment of certain senior secured notes, certain licensing stages are completed and acquisitions of additional patent portfolios. All such shares are held in escrow by the Company and subject to a right of first refusal in the event of a proposed sale or transfer.

(10) Percentages based upon an aggregate of __ shares of Series A Preferred Stock outstanding, __ shares of Series B Preferred Stock outstanding, __ shares of Common Stock outstanding and __ shares that may be voted at this Annual Meeting, respectively, all as of July 6, 2015.

Certain Relationships and Related Transactions

On December 19, 2013, the Company issued a promissory note to Joseph Beyers, its Chief Executive Officer, upon the loan by Mr. Beyers of $3,000,000 to the Company. The note bore interest at 2% per annum. All principal and interest, together with a loan origination fee of $60,000 was originally due on February 7, 2014. This note was secured by certain patent assets of the Company. Pursuant to an Amendment to Secured Promissory Note dated February 6, 2014, the maturity date was modified to February 11, 2014. On February 10, 2014, the parties entered into an Amended and Restated Unsecured Promissory Note which extended the maturity date to August 31, 2014. On February 10, 2014, Mr. Beyers and the Company entered into an Amended and Restated Unsecured Promissory Note evidencing the obligation of Mr. Beyers to pay to the Company the principal sum of $3,000,000. The note bore interest at 2% per annum with all principal and accrued but unpaid interest payable upon maturity. The note provides for a maturity date of August 31, 2014 and provided the Company with the right to set off the obligation of Mr. Beyers pursuant to the note against the Company’s obligations under the December 19, 2013 $3,000,000 note. Pursuant to a Termination and Release dated March 25, 2014, Mr. Beyers acknowledged the payment from the Company under the December 19, 2013 promissory note in the principal amount of $3,000,000 and the security interest in the patent assets released and the February 10, 2014 promissory note by Mr. Beyers in the principal amount of $3,000,000 was deemed set off and paid in full.

On December 31, 2013, the Company issued a promissory note to Mr. Beyers upon the loan by Mr. Beyers of $100,000 to the Company. The note bore interest at 2% per annum with a maturity date of February 14, 2014. The $100,000 note was repaid in full in January 2014.

On September 23, 2014, the Company entered into a Share Purchase Agreement with Joseph W. Beyers, the Company’s Chairman and Chief Executive Officer, pursuant to which the Company agreed to issue to Mr. Beyers up to 233,640 shares of our Common Stock, at a purchase price of $2.14 per share for aggregate consideration to us of up to $500,000. Pursuant to the terms of such agreement and concurrently with the execution of the agreement, Mr. Beyers made an initial payment of $300,000 to the Company towards the aggregate purchase price. The shares were only to be issued if we did not obtain $6 million or more in debt financing within ten business days of the execution of the agreement. As a result of the Fortress Agreement the Company is required to return the $300,000 in cash previously prepaid by Mr. Beyers and the Company will not issue any securities as a result of the Share Purchase Agreement. As of December 31, 2014, Mr. Beyers has deferred repayment, accordingly the $300,000 was recorded as a related party loan payable. On June 26, 2015, the Company sold to Mr. Beyers $100,000 of shares of Common Stock for a purchase price of $0.46 per share. The aggregate purchase price was deducted from the $300,000 loan payable owed by the Company to Mr. Beyers.

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On September 20, 2013, the Company entered into a Consulting Services Agreement with Mr. Robb Knie originally expiring in December 2013 but which was extended to May 31, 2014. Pursuant to the agreement, Mr. Knie received cash compensation of $80,000 and 65,000 shares of the Company restricted stock in 2013, and cash compensation of $200,000 in 2014. Mr. Knie became a director of the Company on December 16, 2013. As of October 24, 2014, Mr. Knie is no longer a director.

Audit Committee Review

Our Audit Committee Charter provides that the Audit Committee will review and approve all transactions between the Company and its officers, directors, director nominees, principal stockholders and their immediate family members. We intend that any such transactions will be on terms no less favorable to the Company than the Company could obtain from unaffiliated third parties.

Deadline for Submission of Stockholder Proposals for 2016 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2016 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act. Such proposals must be received by the Company at its offices at 900 E. Hamilton Avenue #180, Campbell, CA 95008 no later than May 12, 2016.

Stockholders may present proposals intended for inclusion in our proxy statement for our 2016 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth herein, and otherwise in compliance with, applicable SEC regulations, and the Company’s Bylaws, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2016 proxy statement.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Joseph W. Beyers. Mr. Beyers will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. Such Report includes the Company’s audited financial statements for the 2014 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Wayne Sobon, Secretary of the Company, at 900 E. Hamilton Avenue #180, Campbell, CA 95008.

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ANNEX A

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF INVENTERGY GLOBAL, INC.

The undersigned, for the purposes of amending the Certificate of Incorporation, as amended (the “Certificate of Incorporation”) of Inventergy Global, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

FIRST: The Board of Directors of the Corporation (the “Board”) duly adopted in accordance with Section 141(f) of the DCGL at a meeting of the Board on [ ], 2015, a resolution proposing and declaring advisable the following amendment be included immediately following the second paragraph of Article IV of the Certificate of Incorporation of said Corporation:

“Upon the effectiveness of the amendment to the certificate of incorporation containing this sentence (the “Split Effective Time”) each share of the Common Stock issued and outstanding immediately prior to the date and time of the filing hereof with the Secretary of State of Delaware shall be automatically changed and reclassified into a smaller number of shares such that each [    ] shares of issued Common Stock immediately prior to the Split Effective Time is reclassified into one share of Common Stock. Notwithstanding the immediately preceding sentence, there shall be no fractional shares issued and, in lieu thereof, a holder of Common Stock on the Split Effective Time who would otherwise be entitled to a fraction of a share as a result of the reclassification, following the Split Effective Time, shall receive a full share of Common Stock upon the surrender of such stockholders' old stock certificate. No stockholders will receive cash in lieu of fractional shares.”

SECOND: The holders of a majority of the issued and outstanding voting stock of the Corporation have voted in favor of said amendment at a duly convened meeting of the stockholders of the Corporation.

THIRD: The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation of the Corporation to be duly executed by the undersigned this day of               , 2015.

INVENTERGY GLOBAL, INC.

By:
Name:
Title:

36

ANNEX B

AMENDMENT No. 2

TO

INVENTERGY GLOBAL, INC.

2014 STOCK PLAN

Adopted on _____________

This Amendment No. 2 to Inventergy Global, Inc. 2014 Stock Plan, as amended (the Inventergy Global, Inc. 2014 Stock Plan, the “Plan” and this Amendment No. 2, the “Amendment”), is made effective as of _________, 2015 by Inventergy Global, Inc. (the “Company”).

WITNESSETH:

WHEREAS, the Board of Directors of the Company (the “Board”) deems it advisable and in the best interest of the Company to amend the Plan pursuant to this Amendment to increase the number of shares authorized for issuance under the Plan; and

WHEREAS, the stockholders of the Company approved this Amendment at the Company’s 2015 Annual Meeting of Stockholders held on September 9, 2015 pursuant to Section 10(d) of the Plan.

NOW, THEREFORE, the Plan is amended as follows:

Section 4(a) of the Plan is hereby amended to read in its entirety as follows:

“(a) Basic Limitation. Not more than Five Million, Three Hundred Five Thousand, Four Hundred Forty Five (5,305,445) Shares may be issued under the Plan, subject to Subsection (b) below and Section 8(a).2 All of these Shares may be issued upon the exercise of ISOs. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan may not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.”

Exhibit A containing the “Schedule of Shares Reserved for Issuance under the Plan” is hereby updated to take account for this Amendment. All other terms and provisions of the Plan shall remain unchanged and in full force and effect as written.

IN WITNESS WHEREOF, this Amendment No. 2 is made effective this __ day of ___________.

INVENTERGY GLOBAL, INC.

By:
Name:
Title:

37

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS JOSEPH W. BEYERS AND WAYNE SOBON, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF INVENTERGY GLOBAL, INC. HELD OF RECORD BY THE UNDERSIGNED ON JULY 13, 2015, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 9, 2015, OR ANY ADJOURNMENT THEREOF.

1.           To elect Robert A. Gordon as Class I director to the Company’s Board of Directors to serve until the 2018 Annual Meeting of Stockholders or until his successor is elected and qualified.

☐	FOR THE NOMINEE
☐	WITHHOLD AUTHORITY FOR THE NOMINEEE

2.           To ratify the appointment by the Board of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

☐ FOR               ☐ AGAINST             ☐ ABSTAIN

3.           To consider and vote upon an amendment to Article IV of the Company’s Certificate of Incorporation, as amended to effect a reverse stock split of the Company’s common stock at a ratio of between one-for-two and one-for-ten with such ratio to be determined at the sole discretion of the Board and with such reverse split to be effected at such time and date, if at all, as determined by the Board in its sole discretion:

☐ FOR               ☐ AGAINST             ☐ ABSTAIN

4.           To approve an amendment to the Inventergy Global, Inc. 2014 Stock Plan to increase the number of shares of common stock authorized for issuance under the plan from 3,605,445 shares to 5,305,445 shares:

☐ FOR               ☐ AGAINST             ☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR of the director nominee and FOR each of the proposals described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INVENTERGY GLOBAL, INC.

Signature of Stockholder(s)

Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.